SECURITIES  AND  EXCHANGE  COMMISSION
			      Washington,  D.C.  20549

				      FORM  8-K

				   CURRENT  REPORT

		       Pursuant  to  Section  13  or  15(d)  of
		       the  Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest  event  reported)        JUNE  28,  1999
							       ---------------


NORTHERN  STATES  POWER  COMPANY
--------------------------------
(Exact  name  of  registrant  as  specified  in  its  charter)


MINNESOTA
---------
(State  or  other  jurisdiction  of  incorporation)


1-3034                                      41-0448030
------                                      ----------
(Commission  File  Number)                  (IRS Employer  Identification  No.)


414  NICOLLET  MALL,  MPLS,  MN                 55401
-------------------------------                 -----
(Address  of  principal  executive  offices)    (Zip  Code)



     Registrant's  telephone  number,  including  area  code   612-330-5500
							       ------------



     (Former  name  or  former  address,  if  changed  since  last  report)



ITEM  5.          OTHER  EVENTS
--------          -------------

     On June 28, 1999, the shareholders of Northern States Power Company (NSP) and New Century Energies, Inc. (NCE) voted, in their respective shareholder meetings, to approve the proposed merger between the two companies.

     Additional information is contained in the news release attached as Exhibit 99.01.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS
--------          ------------------------------------

(c)    EXHIBITS

Exhibit
  No.                    Description
-----                    -----------

 99.01          News  Release  dated  June  28,  1999

				   SIGNATURES
				   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Northern  States  Power  Company
     (a  Minnesota  Corporation)



     By        /s/
	 -------------------
     Edward    J.  McIntyre
     Vice  President  and  Chief
	  Financial  Officer




Dated:  June  29,  1999
	---------------